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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 22, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                     94-3121462
(State or other jurisdiction                (I.R.S. Employer Identification No.)
  of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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ITEM 5.    OTHER EVENTS

      On January 22, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Third Quarter Financial Results. Further details regarding this announcement are contained in the Company's news release dated January 22, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)   EXHIBITS

Exhibit 21    Celtrix Pharmaceuticals, Inc. News Release dated January 22, 1998.

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                          CELTRIX PHARMACEUTICALS, INC.


                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (unaudited)




                                       Three Months Ended        Nine Months Ended
                                           December 31,              December 31,
                                      ---------------------    ----------------------
                                        1997         1996         1997         1996
                                      ---------   ---------    ---------     --------
Revenues:
   Product sales                      $     16     $     10     $     49     $     20
   Other revenues                           20           19           66           88
                                      --------     --------     --------     --------
                                            36           29          115          108
Costs and expenses:
   Cost of sales                            --            2            1            4
   Research and development              3,248        3,084        9,313        8,988
   General and administrative              468          422        1,415        1,308
                                      --------     --------     --------     --------
                                         3,716        3,508       10,729       10,300
                                      --------     --------     --------     --------
Operating loss                          (3,680)      (3,479)     (10,614)     (10,192)

Interest income, net                       148          101          564          399

Gain on sale of investment in
            Prograft Medical, Inc.          --           --          737           --
                                      --------     --------     --------     --------
Net loss                              $ (3,532)    $ (3,378)    $ (9,313)    $ (9,793)
                                      ========     ========     ========     ========

Net loss per share                    $  (0.17)    $  (0.22)    $  (0.44)    $  (0.64)
                                      ========     ========     ========     ========
Shares used in computing net
 loss per share                         20,986       15,235       20,986       15,230
                                      ========     ========     ========     ========



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                          CELTRIX PHARMACEUTICALS, INC.


                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)




                                                        December 31,  March 31,
                                                           1997         1997
                                                        ------------  ----------
                                                        (unaudited)
ASSETS

    Current assets:
      Cash, cash equivalents and short-term investments    $10,377    $ 5,788
      Receivables and other current assets                     304        197
                                                           -------    -------
         Total current assets                               10,681      5,985

    Property and equipment, net                              7,388      8,423
    Intangible and other assets, net                         2,615      2,548
                                                           -------    -------
                                                           $20,684    $16,956
                                                           =======    =======
LIABILITIES AND STOCKHOLDERS' EQUITY

    Current liabilities:
      Accounts payable and accrued liabilities             $ 1,354    $ 1,380
      Short-term debt and lease obligations                     50        328
                                                           -------    -------
         Total current liabilities                           1,404      1,708

    Deferred rent                                              927      1,038

    Stockholders' equity                                    18,353     14,210
                                                           -------    -------
                                                           $20,684    $16,956
                                                           =======    =======




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





















                                CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  January 22, 1998          By: /s/ DONALD D. HUFFMAN
                                 ----------------------------------------------
                                 Donald D. Huffman
                                 Vice President, Finance & Administration Chief
                                 Financial Officer (Duly authorized principal
                                 financial and accounting officer.)




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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated January 22, 1998.